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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 17, 2001

                             Delhaize America, Inc.
               (Exact Name of Registrant as Specified in Charter)

        North Carolina                     333-69520              56-0660192
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


2110 Executive Drive, P.O. Box 1330
Salisbury, North Carolina                                     28145-1330
(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code            (704) 633-8250


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Item 5. Other Events.

         The attached Delhaize America, Inc. (the "Company") Consolidated Statements of Income for the 13 weeks and 12 weeks ended September 29, 2001 and September 9, 2000 and the 39 weeks and 36 weeks ended September 29, 2001 and September 9, 2000, previously contained in (i) a Form 6-K filed by Etablissements Delhaize Freres et Cie "Le Lion" S.A. ("Delhaize Group") on October 26, 2001 (the "Form 6-K"), (ii) a Registration Statement on Form S-4 filed by the Company on September 17, 2001, as amended by Amendment No. 1 to the Registration Statement on Form S-4 filed by the Company on October 26, 2001 and as further amended by Amendment No. 2 to the Registration Statement on Form S-4 filed by the Company on November 15, 2001 (the "Registration Statement") and
(iii) a prospectus filed by the Company pursuant to Rule 424(b)(3) on November 19, 2001 (the "Prospectus"), are hereby revised to include corrected pro forma results for the Company for the 13 weeks and 39 weeks ended September 30, 2000. This revision reflects a change in the Company's quarterly fiscal calendar from three 12-week quarters and one 16-week quarter in 2000 to four equal 13-week quarters in 2001. All other financial information contained in the attached schedules remains unchanged from the information contained in the Form 6-K, the Registration Statement and the Prospectus.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired

         None.

     (b) Pro Forma Financial Information

         None.

     (c) Exhibits

    99.1 Consolidated Statements of Income for the 13 weeks ended September 29, 2001 and the 12 weeks ended September 9, 2000

    99.2 Consolidated Statements of Income for the 39 weeks ended September 29, 2001 and the 36 weeks ended September 9, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Delhaize America, Inc.
                                       (Registrant)

Date:    December 20, 2001              /s/ Michael R. Waller
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                                        Name: Michael R. Waller
                                        Title:   Executive Vice President and
                                                 General Counsel